American Century Quantitative Equity Funds, Inc. Prospectus Supplement
Global Gold Fund
Supplement dated May 19, 2016 ■ Prospectus dated November 1, 2015

The following replaces the first paragraph of the Principal Investment Strategies section on page 3 of the prospectus:
The fund invests at least 80% of its net assets in companies that are engaged in mining, processing, fabricating, distributing, exploring for or otherwise dealing in gold. In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a two-step process. First, the managers rank stocks from most attractive to least attractive based on an objective set of measures, including valuation, quality, and sentiment. Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.

The following replaces the Portfolio Managers section on page 4 of the prospectus:
Portfolio Managers
Yulin Long, CFA, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2016.
Elizabeth Xie, CFA, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2016.

The following replaces the first two paragraphs of the What are the fund’s principal investment strategies? section on page 6 of the prospectus:
Under normal circumstances, the fund invests at least 80% of its net assets in companies that are engaged in mining, processing, fabricating, distributing, exploring for or otherwise dealing in gold (Gold Companies). To be considered, Gold Companies must be of a certain size and receive a minimum percentage of their revenues from gold-related activities or have a minimum percentage of their assets invested in gold-related assets.
In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a two-step process. First, the managers rank stocks from most attractive to least attractive based on an objective set of measures, including valuation, quality, and sentiment. To measure valuation, the managers may use ratios which look at a firm’s value relative to cash flow, among others. To measure quality, the managers may use factors such as profitability and earnings sustainability, among others. To measure sentiment, the managers may use factors such as historical stock returns and share volume, among others. The information used to generate these measures is typically contained in each stock’s financial statement data and market information, but may include other sources.
In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than its benchmark without taking on significant additional risk.

The following replaces The Fund Management Team section on page 9 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Yulin Long
Dr. Long, Vice President, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2016. She joined American Century Investments in 2005. She became a senior quantitative analyst in 2007, a vice president and senior quantitative analyst in 2012, and a portfolio manager in 2013. She has a bachelor’s degree in finance from Beijing University, and a Ph.D. in accounting from Stanford University. She is a CFA charterholder.
Elizabeth Xie
Dr. Xie, Portfolio Manager and Senior Quantitative Analyst, has been a member of the team that manages the fund since 2016. She joined American Century Investments as a quantitative analyst in 2007 and became a portfolio manager in 2010. She has both a bachelor’s and master’s degree in economics from Beijing University, and a Ph.D. in economics and a Master of Legal Studies from Stanford University. She is a CFA charterholder.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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